Guarantees and Other Commitments	12 Months Ended
Dec. 31, 2025
Guarantees [Abstract]
Guarantees and Other Commitments

Note 16: Guarantees and Other Commitments
Guarantees are contracts that contingently require us to make payments to a guaranteed party based on an event or a change in an underlying asset, liability, rate or index. Table 16.1 shows carrying value and maximum exposure to loss on our guarantees.
Table 16.1: Guarantees – Carrying Value and Maximum Exposure to Loss

		Maximum exposure to loss
(in millions)	Carrying value of obligation	Expires in one year or less	Expires after one year through three years	Expires after three years through five years	Expires after five years	Total	Non-investment grade
December 31, 2025
Standby letters of credit (1)	$98	13,967	6,550	1,814	15	22,346	7,315
Direct pay letters of credit (1)	5	588	1,836	353	88	2,865	488
Loans and LHFS sold with recourse	91	1,362	3,214	3,385	6,378	14,339	10,910
Exchange and clearing house guarantees	—	98,106	—	—	—	98,106	—
Other guarantees and indemnifications	69	4,418	1,521	370	1,663	7,972	979
Total guarantees	$263	118,441	13,121	5,922	8,144	145,628	19,692
December 31, 2024
Standby letters of credit (1)	$90	13,311	6,951	1,538	17	21,817	7,198
Direct pay letters of credit (1)	2	1,818	1,051	108	92	3,069	766
Loans and LHFS sold with recourse	82	593	3,089	3,969	6,223	13,874	10,660
Exchange and clearing house guarantees	—	38,852	—	—	—	38,852	—
Other guarantees and indemnifications	36	1,888	496	124	553	3,061	1,022
Total guarantees	$210	56,462	11,587	5,739	6,885	80,673	19,646
(1)Standby and direct pay letters of credit are reported net of syndications and participations.
Maximum exposure to loss represents the estimated loss that would be incurred under an assumed hypothetical circumstance, despite what we believe is a remote possibility, where the value of our interests and any associated collateral declines to zero. Maximum exposure to loss estimates in Table 16.1 do not reflect economic hedges or collateral we could use to offset or recover losses we may incur under our guarantee agreements. Accordingly, these amounts are not an indication of expected loss. We believe the carrying value is more representative of our current exposure to loss than maximum exposure to loss. The carrying value represents the fair value of the guarantee, if any, and also includes an ACL for guarantees, if applicable. In determining the ACL for guarantees, we consider the credit risk of the related contingent obligation.

For our guarantees in Table 16.1, non-investment grade represents those guarantees on which we have a higher risk of performance under the terms of the guarantee, which is determined based on an external rating or an internal credit grade that is below investment grade.

STANDBY LETTERS OF CREDIT. We issue standby letters of credit, which include performance and financial guarantees, for customers in connection with contracts between our customers and third parties. Standby letters of credit are conditional lending commitments where we are obligated to make payment to a third party on behalf of a customer if the customer fails to meet their contractual obligations. Total maximum exposure to loss includes the portion of multipurpose lending facilities for which we have issued standby letters of credit under the commitments.

DIRECT PAY LETTERS OF CREDIT. We issue direct pay letters of credit to serve as credit enhancements for certain bond issuances. Beneficiaries (bond trustees) may draw upon these instruments to make scheduled principal and interest payments, redeem all outstanding bonds because a default event has occurred, or for other reasons as permitted by the agreement.

LOANS AND LHFS SOLD WITH RECOURSE. For certain sales and securitizations of loans, predominantly to GSEs, we provide recourse to the buyer for certain losses. Certain arrangements require that we share in the credit risk of the loans, substantially all of which are commercial real estate mortgage loans, where we provide recourse up to 33.33% of actual losses incurred on a pro-rata basis in the event of borrower default. The maximum exposure to loss represents the outstanding principal balance of the loans sold or securitized that are subject to recourse provisions or the maximum losses per the contractual agreements. However, we believe the likelihood of loss of the entire balance due to these recourse agreements is remote, and amounts paid can be recovered in whole or in part from the sale of collateral.

EXCHANGE AND CLEARING HOUSE GUARANTEES. We are members of several securities and derivatives exchanges and clearing houses, both in the U.S. and in countries outside the U.S. We use these organizations to clear our trades and those of our customers, including customers for whom we act as sponsoring member. Members in these organizations are generally required to collectively guarantee the performance of other members of the organization. Our obligations under the guarantees are generally a pro-rata share based on either a fixed amount or a multiple of the guarantee fund we are required to maintain with these organizations. Some membership rules require members to assume a pro-rata share of losses resulting from another member’s default or from non-member default losses after applying the guarantee fund. We have not recognized a liability for these arrangements as of the dates presented in Table 16.1 because we believe the likelihood of loss is remote. As part of maintaining our memberships in certain clearing organizations, we are required to stand ready to provide liquidity to sustain market clearing activity in the event unforeseen events occur or are deemed likely to occur. Certain of these obligations are guarantees of other members’ performance and accordingly are included in Table 16.1 in Other guarantees and indemnifications.

We act in an agency capacity as a sponsoring member to clear eligible overnight and term resale and repurchase agreements through the Fixed Income Clearing Corporation for customers. We guarantee full payment and performance of customers’ obligations to the clearing house and minimize our exposure by obtaining a secured interest in cash or high-quality securities collateral, such as U.S. Treasuries, that are placed by customers at the clearing house. The collateral amount approximates our maximum possible exposure, making risk of loss remote. This maximum exposure to loss, before considering collateral, is included in Table 16.1 in Exchange and clearing house guarantees, which is substantially all sponsored resale and repurchase agreement activity.

OTHER GUARANTEES AND INDEMNIFICATIONS. We have contingent performance arrangements related to various customer relationships and lease transactions. We are required to pay the counterparties to these agreements if third parties default on certain obligations.

Under certain factoring arrangements, we may be required to purchase trade receivables from third parties if receivable debtors default on their payment obligations.

We recognize a liability for mortgage loans that we expect to repurchase pursuant to various representations or warranties. See Note 15 (Securitizations and Variable Interest Entities) for additional information and related amounts. Additionally, when we sell MSRs, we may provide indemnification for losses incurred due to material breaches of contractual representations or warranties as well as other recourse arrangements.

When we sell renewable energy tax credits, we indemnify the buyers for potential future losses incurred due to the disallowance or recapture of the transferred tax credits or material breaches of representations and warranties.

We provide liquidity facilities to municipal tender option bond (TOB) trusts sponsored by third parties. TOB trusts finance the purchase of municipal bonds through the issuance of short‑term securities to investors. Our liquidity facilities enable investors to tender these securities requiring us to make cash payments. We have recourse to the trust assets, which are investment grade securities, to recover any cash payments. The liquidity facilities are accounted for as trading derivatives.

We also enter into other types of indemnification agreements in the ordinary course of business under which we agree to indemnify third parties against any damages, losses and expenses incurred in connection with legal and other proceedings arising from relationships or transactions with us. These relationships or transactions include those arising from service as a director or officer of the Company, underwriting agreements relating to our securities, acquisition agreements and various other business transactions or arrangements. Because the extent of our obligations under these agreements depends entirely upon the occurrence of future events, we are unable to determine our potential future liability under these agreements.

WRITTEN OPTIONS. We enter into written foreign currency options and over-the-counter written equity put options that are derivative contracts that have the characteristics of a guarantee. Written put options give the counterparty the right to sell to us an underlying instrument held by the counterparty at a specified price and a specified date. While these derivative transactions expose us to risk if the option is exercised, we manage this risk by entering into offsetting trades or by taking short positions in the underlying instrument. We offset market risk related to options written to customers with cash securities or other offsetting derivative transactions. Additionally, for certain of these contracts, we require the counterparty to pledge the underlying instrument as collateral for the transaction. Our ultimate obligation under written options is based on future market conditions and is only quantifiable at settlement. The fair value of written options represents our view of the probability that we will be required to perform under the contract. The fair value of these written options was an asset of $101 million and a liability of $88 million at December 31, 2025 and 2024, respectively. The fair value may be an asset as a result of deferred premiums on certain option trades. The maximum exposure to loss represents the notional value of these derivative contracts. At December 31, 2025, the maximum exposure to loss was $45.4 billion, with $42.0 billion expiring in three years or less compared with $34.3 billion and $31.5 billion, respectively, at December 31, 2024. See Note 13 (Derivatives) for additional information regarding written derivative contracts.

GUARANTEES OF SUBSIDIARIES. In the normal course of business, the Parent may provide counterparties with guarantees related to its subsidiaries’ obligations. These obligations are included in the Company’s consolidated balance sheet or are reflected as off-balance sheet commitments, and therefore, the Parent has not recognized a separate liability for these guarantees.

Additionally, the Parent fully and unconditionally guarantees the payment of principal, interest, and any other amounts that may be due on securities that its 100% owned finance subsidiary, Wells Fargo Finance LLC, may issue. These securities are not guaranteed by any other subsidiary of the Parent. The guaranteed liabilities were $1.7 billion and $1.3 billion at December 31, 2025 and 2024, respectively. These guarantees rank on parity with all of the Parent’s other unsecured and unsubordinated indebtedness.

The assets of the Parent consist primarily of equity in its subsidiaries, and the Parent is a separate and distinct legal entity from its subsidiaries. As a result, the Parent’s ability to address claims of holders of these debt securities against the Parent under the guarantee depends on the Parent’s receipt of dividends, loan payments and other funds from its subsidiaries. If any of the Parent’s subsidiaries becomes insolvent, the direct creditors of that subsidiary will have a prior claim on that subsidiary’s assets. The rights of the Parent and the rights of the Parent’s creditors will be subject to that prior claim unless the Parent is also a direct creditor of that subsidiary. For additional information regarding other restrictions on the Parent’s ability to receive dividends, loan payments and other funds from its subsidiaries, see Note 25 (Regulatory Capital Requirements and Other Restrictions).

MERCHANT SERVICES. We provide merchants with processing of debit and credit card transactions through payment networks and serve as a card network sponsor for a payment company. In April 2025, we acquired the remaining interest in our merchant services joint venture. In our role as a merchant acquiring bank, we have a potential obligation in connection with disputes between the merchant and the cardholder that are resolved in favor of the cardholder, referred to as a charge-back transaction. If we are unable to collect the amounts from the merchant, we incur a loss for the refund to the cardholder. We are secondarily obligated to make a refund for transactions involving the sponsored payment company. We generally have a low likelihood of loss in connection with our merchant processing activities because most products and services are delivered when purchased and amounts are generally refunded when items are returned to the merchant. In addition, we may reduce our risk in connection with these transactions by withholding future payments and requiring cash or other collateral. We estimate our potential maximum exposure to be the total merchant transaction volume processed in the preceding four months, which is generally the lifecycle for a charge-back transaction. As of December 31, 2025, our potential maximum exposure was approximately $394.7 billion, and related losses were insignificant.
OTHER COMMITMENTS. As of December 31, 2025 and 2024, we had commitments to purchase equity securities of $9.2 billion and $6.6 billion, respectively, which predominantly included Federal Reserve Bank stock and tax credit investments accounted for using the equity method.

We have commitments to enter into resale and securities borrowing agreements as well as repurchase and securities lending agreements with certain counterparties, including central clearing organizations. The amount of our unfunded contractual commitments for resale and securities borrowing agreements was $34.9 billion and $27.3 billion as of December 31, 2025 and 2024, respectively. The amount of our unfunded contractual commitments for repurchase and securities lending agreements was $6.8 billion and $2.0 billion as of December 31, 2025 and 2024, respectively.

Given the nature of these commitments, they are excluded from Table 3.4 (Unfunded Credit Commitments) in Note 3 (Loans and Related Allowance for Credit Losses).